Exhibit 10.5

FOURTH AMENDMENT

dated as of August 16, 2005

between

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

HUNTSMAN (EUROPE), BVBA,
as Master Servicer

JPMORGAN CHASE BANK,
as Funding Agent

and

J.P. MORGAN (IRELAND) plc,
as Trustee

to

SERIES 2000-1 SUPPLEMENT

Dated as of December 21, 2000

THIS FOURTH AMENDMENT, dated as of August 16, 2005 (the “Amendment”) between Huntsman Receivables Finance LLC (the “Company”), a Delaware limited liability company, Huntsman (Europe) BVBA (the “Master Servicer”), JPMorgan Chase Bank, successor-in-interest to The Chase Manhattan Bank, as funding agent for the Series 2000-1 Purchasers (the “Funding Agent”) and J.P. Morgan (Ireland) plc, successor-in-interest to Chase Manhattan Bank (Ireland) plc, as trustee (the “Trustee”) modifies the Series 2000-1 Supplement dated as of December 21, 2000 as amended from time to time (the “Supplement”), which supplements the Amended and Restated Pooling Agreement, dated as of June 26, 2001 (the “Pooling Agreement” and, together with the Supplement, the “Agreement”) between the Company, the Master Servicer and the Trustee.

WHEREAS, the parties hereto (the “Parties”) wish to amend the Supplement;

WHEREAS, Section 10.01 of the Pooling Agreement permits the amendment of the Supplement upon the terms and conditions specified therein;

WHEREAS, Section 11.07(b) of the Supplement permits the amendment of the Supplement with the prior written notice to and written consent of the Funding Agent and all the Series 2000-1 Purchasers to add any provisions to or change, in any manner, any of the provisions of the Supplement;

WHEREAS, the prior written consent of the Funding Agent is a condition to the effectiveness of this Amendment; and

WHEREAS, the Parties have provided prior written notice of the Amendment to the Series 2000-1 Rating Agencies in accordance with the requirements of Section 11.07(c)(ii) of the Supplement;

NOW, THEREFORE, the Parties agree that the Supplement is hereby amended effective as of the date hereof and the Parties agree hereto as follows:

Section 1.  Definitions.  Capitalized terms used but not defined herein shall have the meaning assigned to such term in Annex X to the Pooling Agreement.

Section 2.  Amendment.

(a)           Article 5 is hereby amended by adding the following new Section immediately following Section 5.01:

“SECTION 5.02.    Limited Series 2000-1 Early Amortization Events.  If during the Series 2000-1 Revolving Period, as of March 31, 2006 the Series 2000-1 Purchaser Invested Amount has not been reduced to $125,000,000 (a “Limited 2000-1 Early Amortization Event”), the Trustee may, and at the written direction of the Series 2000-1 Majority Purchasers shall, by written notice then given to the Company and the

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Master Servicer, declare that an Early Amortization Period has commenced as of the date of such notice with respect to Series 2000-1 (any such period a “Series 2000-1 Early Amortization Period”); provided, however, that a Series 2000-1 Early Amortization Period shall cease and the Series 2000-1 Revolving Period shall resume at any time thereafter upon the reduction of the Series 2000-1 Purchaser Invested Amount to $125,000,000.  Upon the occurrence of a Series 2000-1 Early Amortization Event, the Funding Agent may, or shall at the written direction of the Series 2000-1 Majority Purchasers, direct each Obligor to make all payments with respect to Receivables directly to the relevant currency account established by the Trustee pursuant to Section 3.01(a) of the Agreement.”

(b)           Schedule 1 to the Supplement is hereby amended and restated in its entirety and replaced with Schedule 1 attached hereto.

Section 3.  Ratification of Supplement.  The Supplement, as amended hereby, is in all respects ratified and confirmed.

Section 4.  Waiver of Notice by Funding Agent.  The Funding Agent hereby waives any prior notice and any notice period that may be required in connection with the execution of this Amendment by the Pooling Agreement or the Supplement.

Section 5. Waiver of Notice by All Parties.  Each of the Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 6.  GOVERNING LAW.   THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

Section 7.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 8.  Headings.  The headings of Sections contained in this Amendment are provided for convenience only.  They form no part of this Amendment or the Supplement and shall not affect the construction or interpretation of this Amendment or Supplement or any provisions hereof or thereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

		By:	/s/ Peter Michiels
Name: Peter Michiels
Title: Manager

HUNTSMAN (EUROPE) BVBA,
as Master Servicer

		By:	/s/ Christopher Struyvelt
Name: Christopher Struyvelt
Title: Manager

J.P. MORGAN (IRELAND) plc,
not in its individual capacity but solely as Trustee

		By:	/s/ [Authorized Signatory]
Name:
Title:

JPMORGAN CHASE BANK,
as Funding Agent

		By:	/s/ Stephanie Wolf
Name: Stephanie Wolf
Title: Managing Director

CONSENTED AND ACKNOWLEDGED

JPMORGAN CHASE BANK,
as APA Bank

By:	/s/ Stephanie Wolf
Name: Stephanie Wolf
Title: Managing Director

JUPITER SECURITIZATION CORPORATION,
As Series 2000-1 Purchaser

By:	/s/ Stephanie Wolf
Name: Stephanie Wolf
Title: Authorized Signatory

[SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SERIES 2000-1 SUPPLEMENT]

SCHEDULE 1

(Series 2000-1 Commitments)

JPMorgan Chase Bank	$178,500,000